UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 13, 2015
Date of Report (Date of earliest event reported)
  ________

NewStar Financial, Inc.
(Exact name of registrant as specified in its charter)
________

Delaware (State or other jurisdiction of incorporation)	001-33211 (Commission File Number)	54-2157878 (IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116
(Address of principal executive offices) (Zip Code)

(617) 848-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.
On January 13, 2015, NewStar Financial, Inc. (the “Company”) entered into the Third Amendment (the “Amendment”) to Fifth Amended and Restated Loan and Servicing Agreement (the “Agreement”) dated as of November 5, 2012, by and among NewStar CP Funding LLC, as the borrower, the Company, as the originator and the servicer, Wells Fargo Bank, National Association as revolving and swingline lender, Capital One, National Association as revolving lender, and Wells Fargo Securities, LLC, as the administrative agent.
The Amendment, among other things (a) increases the commitment amount to $375,000,000 from $275,000,000, (b) increases the amount allowed at the request of the borrower and the approval of the administrative agent in its sole discretion, at which commitments under the NewStar CP Funding LLC facility may be increased to an amount up to $425,000,000, and (c) modifies the concentration limits to provide for increases in the Adjusted Borrowing Values of Eligible Loans in the event the Facility Amount exceeds certain specified threshold amounts, among other things.
The Amendment also requires the borrower and the Company to comply with various financial and other covenants. In addition, the Amendment contains customary events of default and servicer defaults (subject to certain materiality thresholds and grace and cure periods) customary for transactions of this type.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which has been filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 2.02        Results of Operations and Financial Condition.
On January 15, 2015, the Company issued a press release containing preliminary preliminary results for the quarter ended December 31, 2014. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8‑K is incorporated herein by reference.

Item 8.01     Other Events.
On January 15, 2015, the Company issued a press release announcing that it had closed a credit fund established to co-invest in middle market commercial loans originated by the Company, which is incorporated herein by reference and attached as Exhibit 99.1 to this Current Report on Form 8‑K .

 Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

10.1
Third Amendment to Fifth Amended and Restated Loan and Servicing Agreement, dated as of January 13, 2015, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wells Fargo Bank, National Association, Capital One, National Association, and Wells Fargo Securities, LLC. Filed herewith.

99.1Press Release of NewStar Financial, Inc. dated January 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL, INC.
Date:    January 16, 2015
By: /s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

10.1
Third Amendment to Fifth Amended and Restated Loan and Servicing Agreement, dated as of January 13, 2015, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wells Fargo Bank, National Association, Capital One, National Association, and Wells Fargo Securities, LLC. Filed herewith.

99.1	Press Release of NewStar Financial, Inc. dated January 15, 2015.